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                                                                  EXHIBIT 10.119

                 AMENDMENT NUMBER 2 TO THE AMENDED AND RESTATED
                      POOLING AND ADMINISTRATION AGREEMENT

            THIS AMENDMENT NUMBER 2, dated as of September 21, 1999 (the "Amendment"), to AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT, dated as of December 8, 1994 (as amended and restated, the "Agreement"), among NATIONAL FINANCIAL AUTO FUNDING TRUST II (successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust), a Delaware business trust ("NAFCO"), as transferor, NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a National Auto Finance Company L.P.), a Delaware corporation ("National Auto"), as initial Administrator, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.


                              W I T N E S S E T H:

            WHEREAS, NAFCO, National Auto and the Trustee have previously entered into the Agreement whereby NAFCO and Trustee formed National Financial Auto Receivables Master Trust (the "Trust") of which First Union National Bank is the Class B Certificateholder ("FUNB");

            WHEREAS, the Administrator and FUNB wish to use an updated format for the Daily Funding Report, attached as Exhibit G to the Agreement;

            WHEREAS, the Administrator has been calculating the Overcollateralization Level by including in the amount on deposit in the Excess Funding Account, the amount of outstanding checks relating to the purchase of Receivables; FUNB wishes to provide an accommodation to the Administrator so that such calculation may be made in accordance with the Agreement;

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

            SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

            SECTION 2. Amendments to Agreement. Effective upon the execution and delivery of this Amendment:

         (a) Exhibit G to the Agreement is hereby replaced in its entirety with the Exhibit G shown on Schedule 1 attached hereto;

         (b) the definition of Overcollateralization Level in Appendix A to the Agreement is amended to read:

            "Overcollateralization Level" means as of any date of determination, the excess, if any, of (i) the sum of (a) the Eligible Pool Balance and (b) the sum of (x) the amount of funds on deposit in the Reserve Fund, (y) (I) until October 21, 1999, fifty percent (50%) of the amount of funds on deposit in the Excess Funding Account and (II) on and after October 21, 1999, none of the funds on




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deposit in the Excess Funding Account; provided, however, that in the case of this clause (y), 100% of the amounts which the Administrator has on deposit in the Excess Funding Account to cure an Overcollateralization Deficit of which the Class B Certificateholder is aware shall be included in this calculation and (z) the amount of funds on deposit in the Collection Account representing principal collections, measured as of the close of business each Friday (or the next succeeding Business Day if such Friday is not a Business Day) over (ii) the Certificate Principal Amount.

            SECTION 3.   Representations and Warranties.

            (a) NAFCO hereby confirms that (i) each of the representations and warranties set forth in Section 7.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) no Amortization Event has occurred and is continuing.

            (b) National Auto hereby confirms that (i) each of the representations and warranties set forth in Section 8.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) no Amortization Event or Administrator Default has occurred and is continuing.

            SECTION 4. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

            SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the NAFCO, National Auto and the Trustee and be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SECTION 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.), not individually or personally but solely as trustee of National Financial Auto Funding Trust II, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of National Financial Auto Funding Trust II is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) but is made and intended for the purpose of binding only National Financial Auto Funding Trust II and (c) under no circumstances shall Chase Manhattan Bank



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Delaware (as successor to Chase Manhattan Bank USA, N.A.) be personally liable for the payment of any indebtedness or expenses of National Financial Auto Funding Trust II or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by National Financial Auto Funding Trust II under this Amendment or the Agreement.

                              [signatures follow]




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      IN WITNESS WHEREOF, NAFCO, the Administrator and the Trustee have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                NATIONAL FINANCIAL AUTO FUNDING TRUST II (as successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust) as the transferor

                                By: Chase Manhattan Bank Delaware (as successor
                                    to Chase Manhattan Bank USA, N.A.), not in
                                    its individual capacity but solely as Owner
                                    Trustee of the National Financial Auto
                                    Funding Trust II)

                                By: /s/ JOHN J. CASHIN
                                    --------------------------------------------
                                    Name: John J. Cashin
                                    Title: Vice President

                                    Address:   1201 Market Street, 9th Floor
                                               Wilmington, Delaware 19801

                                    Attention: Corporate Trust Department
                                    Telephone: (302) 428-3375
                                    Facsimile: (302) 984-4903

                                NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a
                                National Auto Finance Company L.P.)
                                    as Administrator

                                By: /s/ STEPHEN R. VETH
                                    --------------------------------------------
                                    Name: Stephen R. Veth
                                    Title: Vice President, Secretary &
                                           General Counsel

                                    Address:   10302 Deerwood Park Boulevard
                                               Suite 100
                                               Jacksonville, Florida 32256

                                    Attention: General Counsel
                                    Telephone: (904) 996-2551
                                    Facsimile: (904) 996-2557



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                                BANKERS TRUST COMPANY,

                                    not in its individual capacity but solely as Trustee of National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust)

                                By:  /s/ PATRICIA M.F. RUSSO
                                    --------------------------------------------
                                    Name:  Patricia M.F. Russo
                                    Title: Vice President

                                    Address:   Four Albany Street
                                               New York, New York 10006

                                    Attention: Corporate Trust and Agency Group
                                    Telephone: (212) 250-8360
                                    Facsimile: (212) 250-6439



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                                   SCHEDULE 1

                         Exhibit G to the Agreement follows.